MML SERIES INVESTMENT FUND II

Supplement dated May 30, 2012 to the

Statement of Additional Information dated May 1, 2012

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

The following information found on page B-24 under the heading Derivatives Limitations in the section titled Additional Investment Policies is hereby deleted:

3. a Fund would not write a covered call or put option if as a result more than 20% of the Fund’s total assets would be in one or more segregated accounts covering call and put options; and

4. a Fund would not enter into a forward contract if as a result more than 25% of the Fund’s total assets would be in one or more segregated accounts covering forward contracts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-12-01